                                                                   EXHIBIT 10.44







                                  AMDL, INC.


                         SECURITIES PURCHASE AGREEMENT

                               TABLE OF CONTENTS

                                                                        Page
1.   PURCHASE AND SALE OF SHARES...........................................1
     1.1   Sale of Shares..................................................1
     1.2   Purchase of Shares..............................................1
     1.3   Separate Agreements.............................................1
     1.4   Deliveries by Purchasers........................................2

2.   CLOSING(S)............................................................2
     2.1   Date and Time...................................................2
     2.2   Deliveries......................................................2
     2.3   Each Closing Identical..........................................2

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................2
     3.1   Organization and Good Standing..................................2
     3.2   Capitalization..................................................2
     3.3   Validity of Transactions........................................3
     3.4   No Violation....................................................3
     3.5   SEC Reports and Financial Statements............................3
     3.6   Subsidiaries....................................................3
     3.7   Litigation......................................................3
     3.8   Taxes...........................................................4
     3.9   Securities Law Compliance.......................................4

4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS......................4
     4.1   Legal Power.....................................................4
     4.2   Due Execution...................................................4
     4.3   Investment Representations......................................4
     4.4   Receipt and Review of SEC Reports...............................5
     4.5   Residence of Purchaser..........................................5
     4.6   Accredited Investor.............................................5
     4.7   Non-Affiliate; Resales by Affiliates............................5

5.   CONDITIONS TO CLOSING.................................................6
     5.1   Conditions to Obligations of the Purchaser......................6
     5.2   Conditions to Obligations of the Company........................6

6.   MISCELLANEOUS.........................................................7
     6.1   Governing Law...................................................7
     6.2   Successors and Assigns..........................................7
     6.3   Entire Agreement................................................7
     6.4   Separability....................................................7
     6.5   Amendment and Waiver............................................7
     6.6   Notices.........................................................7
     6.7   Titles and Subtitles............................................8

Exhibits:


     A.   [Form of] Escrow Agreement

     B. AMDL SEC Reports: Form 10-KSB for the Year Ended December 31, 1997 and Form 10-QSB for the Quarter Ended September 30, 1998

                                  AMDL, INC.

                         SECURITIES PURCHASE AGREEMENT


     This Securities Purchase Agreement ("Agreement") is made as of May 5, 1999, but is only effective as of the date of acceptance of each "Purchaser Signature Page" by and between AMDL, Inc., a Delaware corporation (the "Company"), with its principal office at 14272 Franklin Avenue, Suite 106, Tustin, California 92680 and the Purchasers (described herein). When each of the purchasers who become signatories hereto (individually, a "Purchaser" and collectively, the "Purchasers") execute a Purchaser Signature Page hereto, it shall form a separate agreement between such Purchaser.

                                R E C I T A L S
                                - - - - - - - -

     A. The Company desires to obtain funds from the Purchasers in order to further the operations of the Company.

     B. In order to obtain such funds, the Company is offering (the "Offering") up to 1,250,000 shares of $.001 par value common stock ("Common Stock") on the terms and subject to the conditions set forth herein.

                               A G R E E M E N T
                               - - - - - - - - -

     It is agreed as follows:

     1.   PURCHASE AND SALE OF SHARES.

     1.1 Sale of Shares. The Company has authorized the sale and issuance of up to 1,250,000 shares of Common Stock at a purchase price of $.68 per share (the "Purchase Price").

     1.2 Purchase of Shares. In reliance upon the representations and warranties of the Company and each Purchaser contained herein and subject to the terms and conditions set forth herein, each Purchaser hereby agrees to purchase shares of Common Stock in the tranches ("Tranches") set forth on the Purchaser Signature Page bearing such Purchaser's name at the Purchase Price. Each Purchaser shall severally, and not jointly, be liable only for the purchase of the number of shares of Common Stock that relates to the subscription of such Purchaser as set forth on the Purchaser Signature Page.

     1.3 Separate Agreements. The Company's agreement with each of the Purchasers is a separate agreement, and the sale of the shares of Common Stock to each of the Purchasers is a separate sale.

          1.4  Deliveries by Purchasers.

               1.4.1 Each Purchaser shall deliver an executed completed Purchaser Signature Page;

               1.4.2 Each Purchaser shall deliver an executed signature page to the Escrow Agreement in the form attached hereto as Exhibit "A."

     2.   CLOSING(S).

          2.1 Date and Time. The purchase and sale of each Tranche shall take place at the office of the Escrow Agent, on the date set forth on the Purchase Signature Page for each Tranche (each a "Closing Date"); provided that no Tranche shall be sold after May 31, 1999 (the "Final Closing Date"), unless otherwise extended by the Company.

          2.2 Deliveries. On each Closing Date, the Escrow Agent (as defined in the Escrow Agreement) shall deliver notice ("Notice") to the Company that it has received good funds in the amount of the Purchase Price for each Tranche set forth on the Purchaser Signature Page. Upon receipt of the Notice, the Company shall cause to be issued and shall deliver to the Escrow Agent the certificates representing the shares of Common Stock purchased by the Purchaser. Each such share shall be in definitive form and registered in the name of each Purchaser, as set forth on the Purchaser Signature Page. The delivery of the shares of Common Stock to the Purchasers and the delivery of the Purchase Price to the Company shall be completed in accordance with the terms of the Escrow Agreement.

          2.3 Each Closing Identical. Each Closing shall be upon substantially identical terms and conditions to those contained herein. Each Closing may be effected at the Company's sole election until 1,250,000 shares of Common Stock have been sold, provided that all of such Closings are held on or prior to the Final Closing Date.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     As a material inducement to the Purchasers to enter into this Agreement and to purchase the shares of Common Stock, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

          3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect upon the Company.

          3.2 Capitalization. The authorized capital stock of the Company as of May 4, 1999 consists of 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, $.001 par value, of which approximately 270,000 shares of Common Stock are issued and outstanding and no shares of preferred stock are issued or outstanding. All share amounts contained herein have been adjusted to reflect the one for 10 reverse split of the Company's Common Stock effected in March 1999. All outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights. Except as is set forth in the SEC Reports (as hereinafter defined) at Closing, there will not be outstanding, nor will the Company be subject to any agreement under which there may become outstanding, any right to purchase, or security convertible into or exchangeable for, any capital stock of the Company, including, but not limited to, options, warrants, or rights. Except as set forth herein, the Company is under no obligation (contingent or otherwise) to purchase or otherwise acquire or retire any of its securities. There are no agreements in existence which require the Company to elect any person to its Board of Directors or otherwise pertain to the voting of any capital stock of the Company.

          3.3 Validity of Transactions. This Agreement, and each document executed and delivered by the Company in connection with the transactions contemplated by this Agreement, have been duly authorized, executed and delivered by the Company and is each the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity.

          3.4 No Violation. The execution, delivery and performance of this Agreement has been duly authorized by the Company's Board of Directors and, to the extent necessary, the shareholders of the Company, will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Certificate of Incorporation or Bylaws of the Company, and will not result in any breach of or default under, or, except as expressly provided herein, result in the creation of any encumbrance upon any of the assets of the Company pursuant to the terms of any agreement or instrument by which the Company or any of its assets may be bound. No approval of or filing with any governmental authority is required for the Company to enter into, execute or perform this Agreement.

          3.5 SEC Reports and Financial Statements. The Company has delivered to the Purchaser its annual report on Form 10-KSB for the fiscal year ended December 31, 1997 and its report on Form 10-QSB for the quarter ended September 30, 1998 filed with the U.S. Securities and Exchange Commission (collectively, the "SEC Reports") attached hereto as Exhibit "B." As of May 5, 1999, the Company has no cash or other liquid assets and total liabilities in excess of $1,000,000. No financial statements of the Company have been prepared since September 30, 1998. The information in the SEC Reports, taken as a whole, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except for the following: (i) That T. Ngo has resigned as President and as a director of the Company; (ii) Gary L. Dreher has been elected as President of the Company; and (iii) Mr. Dreher and Ira Leemon have been elected as directors of the Company.

          3.6 Subsidiaries. The Company does not own, directly or indirectly, any equity or debt securities of any corporation, partnership, or other entity, other than its equity interests in Advanced Medical Diagnostics, Ltd. and ICD, L.L.C. (the "Subsidiaries") and an approximate ten percent (10%) equity interest in the common stock of Sino-American Medical, Inc.

          3.7 Litigation. Except as set forth in the SEC Reports, there are no suits or proceedings (including without limitation, proceedings by or before any arbitrator, government commission, board, bureau or other administrative agency) pending or, to the knowledge of the Company, threatened against or affecting the Company or its Subsidiaries which, if adversely determined, would have a material adverse effect on the consolidated financial condition, results of operations, prospects or business of the Company, and neither the Company nor the Subsidiaries are subject to or in default with respect to any order, writ, injunction or decree of any federal, state, local or other governmental department.

          3.8 Taxes. Federal income tax returns and state and local income tax returns for the Company and the Subsidiaries have been filed as required by law, except that no state or federal income tax returns have been prepared or filed for the year ended December 31, 1998; all taxes as shown on such returns or on any assessment received subsequent to the filing of such returns have been paid, and there are no pending assessments or adjustments or any income tax payable for which reserves, which are reasonably believed by the Company to be adequate for the payment of any additional taxes that may come due, have not been established. All other taxes imposed on the Company and the Subsidiaries have been paid and any reports or returns due in connection herewith have been filed.

          3.9 Securities Law Compliance. Assuming the accuracy of the representations and warranties of Purchasers set forth in Section 4 of this Agreement, the offer, issue, sale and delivery of the shares of Common Stock will constitute an exempted transaction under the Securities Act of 1933, as amended and now in effect ("Securities Act"), and registration of the shares of Common Stock under the Securities Act is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws and the Blue Sky laws of any state, which filings will be made in a timely manner prior to the offer and sale of the shares of Common Stock.

     4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

     Each Purchaser hereby represents, warrants and covenants with the Company as follows:

          4.1 Legal Power. Purchaser has the requisite individual, corporate, partnership, trust or fiduciary power, as appropriate, and is authorized, if Purchaser is a corporation, partnership or trust, to enter into this Agreement, to purchase the shares of Common Stock hereunder, and to carry out and perform its obligations under the terms of this Agreement.

          4.2 Due Execution. This Agreement has been duly authorized, if Purchaser is a corporation, partnership, trust or fiduciary, executed and delivered by Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of Purchaser.

          4.3 Investment Representations. Each Purchaser represents and agrees that Purchaser is acquiring the shares of Common Stock for his or its own account, not as a nominee or agent, for investment and not with a view to or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act, except pursuant to an effective registration statement under the Securities Act;

          4.4 Receipt and Review of SEC Reports. Each Purchaser represents that Purchaser has received and reviewed the SEC Reports and has been given full and complete access to the Company for the purpose of obtaining such information as the Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase shares of the Company's Common Stock. Each Purchaser represents that such Purchaser has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the shares of the Company's Common Stock, all as Purchaser or Purchaser's qualified representative have found necessary to make an informed investment decision to purchase the shares of the Company's Common Stock.

          4.5 Residence of Purchaser. Purchaser is a legal resident of the state set forth on the Purchaser Signature Page.

          4.6 Accredited Investor. Each Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended, and comes within at least one category as set forth in said Rule. The Purchaser agrees to complete the Purchaser Signature Page truthfully and to furnish any additional information which the Company deems necessary in order to verify that each such Purchaser is an accredited investor.

          4.7  Non-Affiliate; Resales by Affiliates.

               4.7.1 Non-Affiliates. Each Purchaser represents, warrants and covenants that it is not an "affiliate" of the Company, as that term is defined in Rule 144(a)(1) of the Securities Act. Each Purchaser further represents, warrants and covenants that:

                    (a) it is not acquiring the shares of Common Stock as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended;

                    (b) it does not directly, or indirectly through one or more intermediaries, control, or is controlled by, or is under common control with, the Company;

                    (c) it does not exercise any control over management of the Company other than in connection with its position as a stockholder of the Company; and

                    (d) it does not have any relationship with the Company other in connection with its position as a stockholder of the Company.

               4.7.2 Resales by Affiliates. Each Purchaser represents, warrants and covenants that in the event Purchaser becomes an affiliate of the Company, Purchaser shall resell the shares of Common Stock only in accordance with the provisions of Rule 144 of the Securities Act.

     5.   CONDITIONS TO CLOSING.

          5.1 Conditions to Obligations of the Purchaser. Each Purchaser's obligation to purchase the shares of Common Stock at the Closing is subject to the fulfillment, at or prior to such Closing, of all of the following conditions:

               5.1.1 Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date; and the Company shall have performed all obligations and conditions herein required to be performed by it on or prior to the Closing Date.

               5.1.2 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser.

               5.1.3 Qualifications, Legal and Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States including "blue sky" filings in any state that are required in connection with the lawful sale and issuance of the shares of Common Stock pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing Date. No stop order or other order enjoining the sale of the shares of Common Stock or the Company's Common Stock shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

          5.2 Conditions to Obligations of the Company. The Company's obligation to issue and sell the shares of Common Stock at the Closing is subject to the fulfillment to the Company's satisfaction, on or prior to the Closing, of the following conditions:

               5.2.1 Representations and Warranties True. The representations and warranties made by each Purchaser in Section 4 hereof shall be true and correct at the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

               5.2.2 Performance of Obligations. Each Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by them on or before the Closing Date, and each Purchaser shall have delivered payment to the Company in respect of its purchase of shares of Common Stock.

              5.2.3 Qualifications, Legal and Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States including "blue sky" filings in any state that are required in connection with the lawful sale and issuance of the shares of Common Stock pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing Date. No stop order or other order enjoining the sale of the shares of Common Stock shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which each Purchaser and the Company are subject.

     6.   MISCELLANEOUS.

          6.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware.

          6.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

          6.3 Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

          6.4 Separability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          6.5 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchasers, or, to the extent such amendment affects only one Purchaser, by the Company and such individual Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

          6.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

          If to the Company:    AMDL, Inc.
                                14272 Franklin Avenue, Suite 106
                                Tustin, California  92680
                                Attention: Gary L. Dreher, President

          If to a Purchaser:    At the address set forth on each Purchaser's
                                Signature Page

          6.7 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

                                      PURCHASERS

                                      (By Counterpart Form - SP Pages)


                                      COMPANY

                                      AMDL, INC.


                                      By:_______________________________________
                                         Gary L. Dreher, President

                           PURCHASER SIGNATURE PAGE

     The undersigned Purchaser has read the Securities Purchase Agreement dated as of May 5, 1999 and acknowledges that execution of this Purchaser Signature Page shall constitute the undersigned's execution of such agreement.

     I hereby subscribe for an aggregate of _________ shares at $.68 per share and shall deliver good funds for the shares in the following Tranches:

     Number of Shares             Closing Date*         Aggregate Purchase Price
     -----------------            -------------         ------------------------





*No later than May 31, 1999

     I have executed and delivered the Escrow Agreement, Exhibit "A" hereto.


     I am a resident of the State of __________________.


--------------------------------------------------------------------------------
   Please print above the exact name(s) in which the shares of Common Stock are to be held


My address is:
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------


PURCHASERS  (Please initial one)

Category I               The undersigned is an individual (not a partnership,
             ----------  corporation, etc.) whose individual net worth, or joint net worth with the undersigned's spouse, presently exceeds $1,000,000.

                         Explanation. In calculation of net worth the undersigned may include equity in personal property and real estate, including the undersigned's principal residence, cash, short term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II              The undersigned is an individual (not a partnership,
             ----------  corporation, etc.) who had an individual income in excess of $200,000 in 1997 and 1998, or joint income with the undersigned's spouse in excess of $300,000 in 1997 and 1998, and has a reasonable expectation of reaching the same income level in 1999.

Category III             The undersigned is a bank as defined in Section
             ----------  3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section
                         3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities
                         Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940, or a business development company as defined in
                         Section 2(a)(48) of that Securities Act; Small Business
                         Investment Company licensed by the U.S. Small Business
                         Administration under Section 301(c) or (d) of the Small
                         Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by the plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are "Accredited Investors" as defined in Section 230.501(a) of the Securities Act.


                         -------------------------------------------------------

                         -------------------------------------------------------
                         (describe entity)

Category IV              The undersigned is a private business development
             ----------  company as defined in Section 202(a)(22) of the
                         Investment Advisers Act of 1940.


                         -------------------------------------------------------

                         -------------------------------------------------------
                         (describe entity)

Category V               The undersigned is an organization described in Section
              ---------  501(c)(3) of the Internal Revenue Code, corporation,
                         Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                         -------------------------------------------------------

                         -------------------------------------------------------
                         (describe entity)


Category VI   ---------  The undersigned is a director or executive officer of the Company.

Category VII             The undersigned is a trust, with total assets in
              ---------  excess of $5,000,000, not formed for the specific purpose of acquiring the Notes offered, whose purchase is directed by a "Sophisticated Person" as described in
                         Section 230.506(b)(2)(ii) of the Securities Act.

Category VIII            The undersigned is an entity in which all of the
              ---------  equity owners are "accredited investors" as defined in
                         Section 230.501(a) of the Securities Act.


                         -------------------------------------------------------

                         -------------------------------------------------------
                         (describe entity)

Executed this _____ day of _____________________, 1999 at ____________________,
________________.

                                  SIGNATURES

                                  INDIVIDUAL

                                                Address to Which Correspondence Should be
                                                Directed
____________________________________            __________________________________________
Signature (Individual)                          Name

                                                __________________________________________
                                                Street address

__________________________________________      __________________________________________
Signature (All record holders should sign)      City, State and Zip Code

__________________________________________      ____________________________________________
Name(s) Typed or Printed                        Tax Identification or Social Security Number

                                                (            )
                                                ____________________________________________
                                                Telephone Number


                    CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY

                                                Address to Which Correspondence Should be
                                                Directed:

__________________________________________
Name of Entity

__________________________________________      ____________________________________________
Type of Entity (i.e., corporation,              Street Address
partnership, etc.)

__________________________________________      _____________________________________________
State of Formation of Entity                    City, State and Zip Code

By: ______________________________________      _____________________________________________
    *Signature                                  Tax Identification or Social Security Number

                                                (           )
Its:______________________________________      _____________________________________________
    Title                                       Telephone Number

__________________________________________
Name Typed or Printed


*If shares of Common Stock are being subscribed for by an entity, the Certificate of Signatory must also be completed.

                           CERTIFICATE OF SIGNATORY

     To be completed if shares of Common Stock are being subscribed for by an entity.


     I,___________________________________, am the ___________________________
of______________________________________(the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Securities Purchase Agreement and to purchase and hold the shares of Common Stock. The Securities Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have hereto set my hand this ______ day of _____________________, 1999.

                                            _________________________
                                                    Signature


ACCEPTANCE

AGREED AND ACCEPTED:

AMDL, INC.



By:__________________________________________
   Gary L. Dreher, President

Date:  _________________________, 1999

                                  EXHIBIT "A"

                               ESCROW AGREEMENT


THIS ESCROW AGREEMENT made and entered into this 12th day of May, 1999, by and between AMDL, Inc., a Delaware Corporation, (hereinafter called "AMDL"); the several Purchasers under the AMDL, Inc. Securities Purchase Agreement dated May 5, 1999 (hereinafter called "Purchasers" and the "Purchase Agreement"); San Rafael Consulting Group and Greenwich Avenue Finance, Inc. (hereinafter "Purchasers Agents") and Dennis Brovarone, Attorney at Law, (hereinafter called the "Escrow Agent").

WHEREAS, AMDL and the Purchasers have entered into the Purchase Agreement attached hereto as Exhibit A and incorporated herein by reference. Terms defined therein have the identical meaning when used herein unless other stated. ; and

WHEREAS, Section 2 of the Purchase Agreement entitled CLOSING(S) sets for that AMDL shall deliver certificates registered in the name the Purchaser(s) upon receipt of Notice to AMDL of the receipt of good funds by the Escrow Agent for the respective Purchaser(s) and that the delivery of the shares of Common Stock to the Purchaser(s) and the delivery of the Purchase Price to AMDL shall be completed in accordance with the terms of this Escrow Agreement; and

WHEREAS, AMDL and the Purchasers Agents entered into a Financial Consulting Agreements dated February 4, 1999 attached hereto as Exhibit B and C and incorporated herein by reference. Terms defined therein have the identical meaning when used herein unless other stated wherein the Purchasers Agents are to receive compensation in cash and/or securities pursuant to the terms thereof.

NOW THEREFORE, in consideration of the premises and agreements set forth herein, the parties hereto agree as follows:


1. Upon execution of this Escrow Agreement by all parties, AMDL and the Purchasers Agents shall provide the Escrow Agent with written Wire Transfer Instructions for the disbursement of funds thereto. In addition, the Escrow Agent shall have established the following separate Colorado Lawyers Trust Account Foundation Account for the receipt of the Purchase Price from the
     Purchasers:

               Bank One Colorado ABA # 102 001 017
               Dennis Brovarone Attorney at Law Trust Account # 190 783 306

2. Thereafter, upon receipt of a duly executed Purchaser Signature Page and receipt of good funds corresponding thereto, the Escrow Agent shall that same day provide a written Notice of Receipt of Funds and Intended Disbursement to AMDL with a copy to the Purchasers Agents. Said Notice shall set forth the intended disbursement of funds and securities to AMDL, the Purchasers and the Purchasers Agents.

3. On or before the next business day, AMDL and the Purchasers Agents shall provide a written Notice of Revision to the Escrow Agent of any revisions to the intended disbursement. In the absence of such Notice of Revision, the Notice of Receipt of Funds and Intended Disbursement shall be deemed accepted by AMDL and the Purchasers Agents.

4. On or before the next business day following the delivery of the Notice of Receipt of Funds and Intended Disbursement, the Purchasers Agents shall deliver to the Escrow Agent and AMDL written notice ("Agent Notice") of their election to receive payment of the cash portion of the Financing Bonus in cash or Shares, pursuant to Section 3.2.1 of the Financial Consulting Agreements, Exhibits B and C hereto. If the payment is to be made in cash, the Financing Bonus shall be delivered to the respective Purchasers Agent out of funds held by the Escrow Agent simultaneously with the delivery of the Purchase Price to AMDL pursuant to Paragraph 5 herein. If the payment of the cash portion of the Financing Bonus is to be made in Shares, the Purchasers Agent shall deliver with the Agent Notice a completed Purchasers Agent Signature Page in the form attached hereto as Exhibit E. Upon receipt of the Agent Notice and the completed Purchasers Agent Signature Page, AMDL shall deliver the corresponding number of Shares registered in the name of the Purchasers Agent to the Escrow Agent for delivery to the Purchasers Agent in accordance with Paragraph 5, herein.

5. Within three business days of delivery of the Notice of Receipt of Funds and Intended Disbursement by the Escrow Agent and the Agent Notice to AMDL, AMDL shall deliver to the Escrow Agent the following: (i) stock certificates free of restrictive legend or notation representing the corresponding number of Shares registered in the name of each Purchaser,
     (ii) the restricted securities to be issued to either Purchasers Agent registered in the name thereof pursuant to section 3.1.2 of the Financial Consulting Agreements, Exhibits B and C hereto, and, if applicable, (iii) stock certificates free of restrictive legend or notation representing the corresponding number of Shares registered in the name of each Purchasers Agent. Upon receipt of items (i) and (ii) and, if applicable (iii), the Escrow Agent shall by the next business day wire transfer the Purchase Price to AMDL less only the disbursement of funds to either Purchasers Agent, if applicable, the cost of the wires and delivery of the certificates to the Purchaser and the Purchasers Agent, by overnight courier to the address specified by the Purchaser or Purchasers Agents and less any fees owed to the Escrow Agent pursuant to paragraph 6, below. In addition, the Escrow Agent shall wire transfer an aggregate of $6,000 to Oppenheimer Wolff & Donnelley LLP out of the first funds received by the Escrow Agent from the Purchasers. In the event, the certificates are not received within three business days of Notice by the Escrow Agent of receipt of good funds, or said certificates do not conform in all respects to the

     Purchaser Signature Page or the Purchasers Agent Signature Page, the Escrow Agent shall notify the Purchasers Agent in writing by fax with a copy to AMDL and upon written request of the Purchasers Agent, with a copy to AMDL, return the Purchase Price to the Purchaser less the cost of returning the funds.

6. The Escrow Agent shall receive a fee of $2,000 for his services under this Agreement, which fee is deemed to be full and valid consideration to the Stock Escrow Agent for its services hereunder upon execution of this Agreement. The parties agree that the fees payable to the Escrow Agent pursuant to this Paragraph 6 shall be paid out of the first funds received by the Escrow Agent from the Purchasers.

7. AMDL, the Purchaser(s) and the Purchasers Agents shall indemnify and hold harmless the Escrow Agent from any and all liability for performance under this Agreement. The Escrow Agent shall have the right to file an Interpleader Action in the Colorado State courts should any dispute arise between the parties as to the right, title or interest in any funds or securities deposited with the Escrow Agent as a result of this Agreement.

8. This Escrow Agreement shall terminate on May 31, 1999, unless extended by AMDL, in its sole discretion, by written notice by AMDL to the Escrow Agent and the Purchasers Agent.

9.   Notices pursuant to this Agreement shall be sent as follows:


     AMDL:                    Gary L. Dreher, President
                              AMDL, Inc.
                              14272 Franklin Avenue, Suite 106
                              Tustin, CA 92680
                              Phone:  714 505 4460 Fax: 714 505 4464

     cc:                      Richard H. Bruck, Esq.
                              Oppenheimer Wolff & Donnelly LLP
                              500 Newport Center Dr., Suite 700
                              Newport Beach, CA 92660-7007
                              Phone:  949 719 6000 Fax: 949 719 6020

     Escrow Agent:            Dennis Brovarone, Esq.
                              11249 W. 103rd Dr.
                              Westminster, CO 80021
                              Phone:  303 466 4092  Fax: 303 466 4826

     Purchasers Agents:       Isabel Wright, General Manager
                              San Rafael Consulting Group

                              130 Trellis Dr.
                              San Rafael, CA 94903
                              Phone: 415 479 8400 Fax: 415 479 5762

                              Carl Patino, President
                              Greenwich Avenue Finance, Inc.
                              2460 Elm Street
                              Stratford, CT 06615
                              Phone: 203 380 2989 Fax: 203 380 0312


IN WITNESS WHEREOF the parties have caused this Escrow Agreement to be executed and so each hereby warrant and represent that each respective signatory whose signature appears below has been and is on the date of the Agreement, as and when signed by them, duly authorized by all necessary and appropriate action to execute the Agreement which shall be effective as to them as of the date so indicated by each such party.


AMDL, INC.                          SAN RAFAEL CONSULTING GROUP

_________________________           _______________________________
Gary L. Dreher, President           Isabel Wright, General Manager
Dated:  May __, 1999                Dated:  May __, 1999


ESCROW AGENT                        GREENWICH AVENUE FINANCE, INC.


______________________              _______________________________
     Dennis Brovarone                        Carl Patino, President
 Dated:  May __, 1999                         Dated:  May __, 1999


                                  PURCHASERS

By execution of the Purchaser Escrow Signature Page
                   In the Form Attached hereto as Exhibit D.

Exhibit D


                        PURCHASER ESCROW SIGNATURE PAGE




     The undersigned Purchaser has read the Escrow Agreement, dated May 12, 1999, and acknowledges that the execution of this Purchaser Escrow Signature Page shall constitute the undersigned's execution of such Agreement.



___________________________________
(Signature of Purchaser)



___________________________________
(Print Name of Purchaser)


$__________      Amount of Purchase Obligation


____________     Aggregate Number of Shares Issuable in Respect of
                 Such Purchase Obligation

                                  Exhibit E

                        PURCHASERS AGENT SIGNATURE PAGE

     The undersigned Purchasers Agent has read the Securities Purchase Agreement dated as of May 5, 1999 and acknowledges that execution of this Purchasers Agent Signature Page shall constitute the undersigned's execution of such agreement.

     I hereby subscribe for an aggregate of _________ shares at $.68 per share in consideration for the cancellation of indebtedness in the amount of $___________________ payable by the Company pursuant to that certain Financial Consulting Agreement dated February 4, 1999 between the undersigned and the Company.

     I have executed and delivered the Escrow Agreement, Exhibit "A" hereto.


     I am a resident of the State of __________________.

________________________________________________________________________________
   Please print above the exact name(s) in which the shares of Common Stock are to be held


My address is:  ___________________________________________

                ___________________________________________

                ___________________________________________




                    PURCHASERS AGENT  (Please initial one)

Category I  __________  The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the undersigned's spouse, presently exceeds $1,000,000.

                        Explanation. In calculation of net worth the undersigned may include equity in personal property and real estate, including the undersigned's principal residence, cash, short term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II  __________ The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in 1997 and 1998, or joint income with the undersigned's spouse in excess of

                          $300,000 in 1997 and 1998, and has a reasonable expectation of reaching the same income level in 1999.

Category III  __________  The undersigned is a bank as defined in Section
                          3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940, or a business development company as defined in
                          Section 2(a)(48) of that Securities Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by the plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are "Accredited Investors" as defined in Section 230.501(a) of the Securities Act.

                          ______________________________________________________

                          ______________________________________________________
                          (describe entity)

Category IV  __________   The undersigned is a private business development
                          company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.


                          ______________________________________________________

                          ______________________________________________________
                          (describe entity)

Category V  __________    The undersigned is an organization described in
                          Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                           _____________________________________________________

                           _____________________________________________________
                           (describe entity)

Category VI  __________    The undersigned is a director or executive officer of
                           the Company.

Category VII  __________   The undersigned is a trust, with total assets in
                           excess of $5,000,000, not formed for the specific purpose of acquiring the Notes offered, whose purchase is directed by a "Sophisticated Person" as described in Section 230.506(b)(2)(ii) of the Securities Act.

Category VIII  __________  The undersigned is an entity in which all of the equity owners are "accredited investors" as defined in Section 230.501(a) of the Securities Act.


                           _____________________________________________________

                           _____________________________________________________
                           (describe entity)

Executed this _____ day of _____________________, 1999 at ____________________,

________________.

                                  SIGNATURES

                                  INDIVIDUAL


                                      Address to Which Correspondence Should be
                                      Directed

____________________________________  __________________________________________
Signature (Individual)                Name

                                      __________________________________________
                                      Street address

____________________________________  __________________________________________
Signature (All record holders should City, State and Zip Code sign)


____________________________________  ____________________________________
Name(s) Typed or Printed              Tax Identification or Social Security
                                      Number


                                      (_______)_________________________________
                                      Telephone Number

               CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY


                                       Address to Which Correspondence Should be
                                       Directed:

____________________________________
Name of Entity

____________________________________   _________________________________________
Type of Entity (i.e., corporation,     Street Address
partnership, etc.)


____________________________________   _________________________________________
State of Formation of Entity           City, State and Zip Code


By: _________________________________  _________________________________________
    *Signature                         Tax Identification or Social Security
                                       Number

Its:  ________________________________ (_______)_______________________________
      Title                            Telephone Number

______________________________________
Name Typed or Printed

*If shares of Common Stock are being subscribed for by an entity, the Certificate of Signatory must also be completed.

                           CERTIFICATE OF SIGNATORY

To be completed if shares of Common Stock are being subscribed for by an entity.


     I,________________________________, am the ___________________________ of

_____________________________________________(the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Securities Purchase Agreement and to purchase and hold the shares of Common Stock. The Securities Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have hereto set my hand this ______ day of _____________________, 1999.


                                            ____________________________________
                                                           Signature

                                  ACCEPTANCE


                             AGREED AND ACCEPTED:

                                  AMDL, INC.



                           By: ___________________________
                                Gary L. Dreher, President

                    Date:  _________________________, 1999

                                  EXHIBIT "B"

                              [AMDL SEC REPORTS]